                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  NorthPoint Communications, Inc.,                           +       Case No.                     01-30126 TC
        a Delaware corporation                                     +                                ----------------------
                                                                   +
                                                                   +
                                                                   +       CHAPTER 11
                                                                   +       MONTHLY OPERATING REPORT
                                                                   +       (GENERAL BUSINESS CASE)
--------------------------------------------------------------------

                                                    SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:   Mar-01                                                                    PETITION DATE:      01/16/01
                 -------------                                                                              ----------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [_] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

2.   Asset and Liability Structure                       End of                    End of                   As of
                                                      Current Month              Prior Month           Petition Filing
                                                      -------------              -----------           ---------------
     a.  Current Assets                                      $35,528,497              $54,521,051
                                                   ---------------------    ---------------------
     b.  Total Assets                                       $465,736,628             $489,947,216              $524,071,022
                                                   ---------------------    ---------------------    ----------------------
     c.  Current Liabilities                                 $34,837,078              $15,278,075
                                                   ---------------------    ---------------------
     d.  Total Liabilities                                  $666,077,487             $646,518,484              $621,758,467
                                                   ---------------------    ---------------------    ----------------------

3.   Statement of Cash Receipts & Disbursements                                                            Cumulative
     for Month                                          Current Month             Prior Month            (Case to Date)
                                                        -------------             -----------             ------------
     a.  Total Receipts                                      $28,460,751              $17,816,760               $51,712,474
                                                   ---------------------    ---------------------     ---------------------
     b.  Total Disbursements                                 $35,921,873              $29,466,565               $82,794,284
                                                   ---------------------    ---------------------     ---------------------
     c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                               ($7,461,122)            ($11,649,805)             ($31,081,810)
                                                   ---------------------    ---------------------     ---------------------
     d.  Cash Balance Beginning of Month                      $8,240,171              $19,889,976               $31,860,859
                                                   ---------------------    ---------------------     ---------------------
     e.  Cash Balance End of Month (c + d)                      $779,049               $8,240,171                  $779,049
                                                   ---------------------    ---------------------     ---------------------

                                                                                                           Cumulative
                                                       Current Month             Prior Month             (Case to Date)
                                                       -------------        ---------------------         ------------
4.   Profit/(Loss) from the Statement of
      Operations                                            ($44,110,461)            ($35,633,969)             ($98,455,158)
                                                   ---------------------    ---------------------      --------------------
5.   Account Receivables (Pre and Post Petition)             $15,885,031              $23,504,909
                                                   ---------------------    ---------------------
6.   Post-Petition Liabilities                               $34,837,078              $15,278,075
                                                   ---------------------    ---------------------
7.   Past Due Post-Petition Account Payables
     (over 30 days)                                                   $0                       $0
                                                   ---------------------    ---------------------



At the end of this reporting month:                                                       Yes                          No
                                                                                          ---                          --
8.   Have any payments been made on pre-petition debt, other than                          X
     payments in the normal course to secured creditors or lessors?             ----------------------        ----------------------
     (if yes, attach listing including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach
     listing including date of payment, amount of payment and name                                                       X
     of payee)                                                                  ----------------------        ----------------------

10.  If the answer is yes to 8 or 9, were all such payments approved                       X
     by the court?                                                              ----------------------        ----------------------

11.  Have any payments been made to officers, insiders, shareholders,
     relatives?  (if yes, attach listing including date of payment,                        X
     amount and reason for payment, and name of payee)                          ----------------------        ----------------------

12.  Is the estate insured for replacement cost of assets and for                          X
     general liability?                                                         ----------------------        ----------------------

13.  Are a plan and disclosure statement on file?                                                                        X
                                                                                ----------------------        ----------------------

14.  Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                ----------------------        ----------------------

15.  Check if paid: Post-petition taxes  X; U.S. Trustee Quarterly Fees N/A;
                                        --                              ---
     Check if filing is current for: Post-petition tax reporting and tax returns:       .
                                                                                 -------
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 5, 2001                                   /s/ Gregg Orf
     --------------------                           --------------------------------------------------------------------------------
                                                    Responsible Individual

Note: The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value represents the book value of the assets and does not reflect any valuation adjustment from the proposed sale by the debtor and its affiliates of a majority of their assets to AT&T Corp.

                            STATEMENT OF OPERATIONS
                            (General Business Case)
                       For the Month Ended      03/31/01
                                             --------------


                         Current Month
----------------------------------------------------------------
       Actual               Forecast              Variance
       ------               --------              --------
                                                                       Revenues:

             $78,818                                    $78,818      1   Gross Sales
---------------------  -------------------   -------------------
                                                             $0      2   less: Sales Returns & Allowances
---------------------  -------------------   -------------------
             $78,818                   $0               $78,818      3   Net Sales
---------------------  -------------------   -------------------
            $531,648                                  ($531,648)     4   less: Cost of Goods Sold     (Schedule 'B')
---------------------  -------------------   -------------------
           ($452,830)                  $0             ($452,830)     5   Gross Profit
---------------------  -------------------   -------------------
              $7,804                                     $7,804      6   Interest
---------------------  -------------------   -------------------
                                                             $0      7   Other Income:
---------------------  -------------------   -------------------                            -----------------------------
                                                             $0      8
---------------------  -------------------   -------------------       --------------------------------------------------
                                                             $0      9
---------------------  -------------------   -------------------       --------------------------------------------------
           ($445,026)                  $0             ($445,026)    10       Total Revenues
---------------------  -------------------   -------------------
                                                                       Expenses:

            $402,676                                  ($402,676)    11   Compensation to Owner(s)/Officer(s)
---------------------  -------------------   -------------------
          $8,660,251                                ($8,660,251)    12   Salaries
---------------------  -------------------   -------------------
                  $0                                         $0     13   Commissions
---------------------  -------------------   -------------------
          $1,159,546                                ($1,159,546)    14   Contract Labor
---------------------  -------------------   -------------------
                                                                         Rent/Lease:

             $31,938                                   ($31,938)    15       Personal Property
---------------------  -------------------   -------------------
            $121,758                                  ($121,758)    16       Real Property
---------------------  -------------------   -------------------
             $97,051                                   ($97,051)    17   Insurance
---------------------  -------------------   -------------------
                                                             $0     18   Management Fees
---------------------  -------------------   -------------------
          $9,146,708                                ($9,146,708)    19   Depreciation
---------------------  -------------------   -------------------
                                                                         Taxes:

            $683,262                                  ($683,262)    20       Employer Payroll Taxes
---------------------  -------------------   -------------------
                                                             $0     21       Real Property Taxes
---------------------  -------------------   -------------------
                                                             $0     22       Other Taxes
---------------------  -------------------   -------------------
               ($648)                                      $648     23   Other Selling
---------------------  -------------------   -------------------
            $828,723                                  ($828,723)    24   Other Administrative
---------------------  -------------------   -------------------
          $5,518,987                                ($5,518,987)    25   Interest
---------------------  -------------------   -------------------
          $1,264,013                                ($1,264,013)    26   Other Expenses:
---------------------  -------------------   -------------------                            -----------------------------
         $14,738,296                               ($14,738,296)    27 Monthly Network Expenses (non-inventory)
---------------------  -------------------   -------------------       --------------------------------------------------
            $666,667                                  ($666,667)    28 Reserve for Doubtful Accounts
---------------------  -------------------   -------------------       --------------------------------------------------
             $36,457                                   ($36,457)    29 Legal Fees
---------------------  -------------------   -------------------       --------------------------------------------------
            $317,210                                  ($317,210)    30 Amortization of Deferred Stock Compensation
---------------------  -------------------   -------------------       --------------------------------------------------
            $872,726                                  ($872,726)    31 Net loss on sale of assets and investments
---------------------  -------------------   -------------------       --------------------------------------------------
         ($1,095,586)                                $1,095,586     32 Other (Income)/Expenses
---------------------  -------------------   -------------------       --------------------------------------------------
                                                             $0     33
---------------------  -------------------   -------------------       --------------------------------------------------
                                                             $0     34
---------------------  -------------------   -------------------       --------------------------------------------------
         $43,450,035                   $0          ($43,450,035)    35       Total Expenses
---------------------  -------------------   -------------------
        ($43,895,061)                  $0          ($43,895,061)    36 Subtotal
---------------------  -------------------   -------------------
                                                                    Reorganization Items:

           ($215,400)                                  $215,400     37 Professional Fees
---------------------  -------------------   -------------------
                                                             $0     38   Provisions for Rejected Executory Contracts
---------------------  -------------------   -------------------
                                                             $0     39   Interest Earned on Accumulated Cash from
---------------------  -------------------   -------------------         Resulting Chp 11 Case

                  $0                                         $0     40   Gain or (Loss) from Sale of Equipment
---------------------  -------------------   -------------------
                                                             $0     41   U.S. Trustee Quarterly Fees
---------------------  -------------------   -------------------
                                                             $0     42
---------------------  -------------------   -------------------       --------------------------------------------------
           ($215,400)                  $0             ($215,400)    43        Total Reorganization Items
---------------------  -------------------   -------------------
        ($44,110,461)                  $0          ($44,110,461)    44 Net Profit (Loss) Before Federal & State Taxes
---------------------  -------------------   -------------------
                                                             $0     45   Federal & State Income Taxes
---------------------  -------------------   -------------------
        ($44,110,461)                  $0          ($44,110,461)    46 Net Profit (Loss)
=====================  ===================   ===================

                                                                Cumulative             Next Month
                                                              (Case to Date)            Forecast
                                                              --------------            --------
   Revenues:

 1   Gross Sales                                                   $13,652,651
                                                         ----------------------   -------------------
 2   less: Sales Returns & Allowances
                                                         ----------------------   -------------------
 3   Net Sales                                                     $13,652,651                    $0
                                                         ----------------------   -------------------
 4   less: Cost of Goods Sold     (Schedule 'B')                    $2,058,246
                                                         ----------------------   -------------------
 5   Gross Profit                                                  $11,594,405                    $0
                                                         ----------------------   -------------------
 6   Interest                                                          $73,912
                                                         ----------------------   -------------------
 7   Other Income:
                        -----------------------------    ----------------------   -------------------
 8
   --------------------------------------------------    ----------------------   -------------------
 9
   --------------------------------------------------    ----------------------   -------------------
10       Total Revenues                                            $11,668,317                    $0
                                                         ----------------------   -------------------
   Expenses:

11   Compensation to Owner(s)/Officer(s)                              $732,259
                                                         ----------------------   -------------------
12   Salaries                                                      $17,033,171
                                                         ----------------------   -------------------
13   Commissions                                                       $55,683
                                                         ----------------------   -------------------
14   Contract Labor                                                 $3,675,939
                                                         ----------------------   -------------------
15   Rent/Lease:

         Personal Property                                            $115,792
                                                         ----------------------   -------------------
16       Real Property                                                $904,243
                                                         ----------------------   -------------------
17   Insurance                                                        $242,715
                                                         ----------------------   -------------------
18   Management Fees                                                        $0
                                                         ----------------------   -------------------
19   Depreciation                                                  $23,496,015
                                                         ----------------------   -------------------
20   Taxes:

         Employer Payroll Taxes                                     $1,467,227
                                                         ----------------------   -------------------
21       Real Property Taxes                                                $0
                                                         ----------------------   -------------------
22       Other Taxes                                                        $0
                                                         ----------------------   -------------------
23   Other Selling                                                     $88,916
                                                         ----------------------   -------------------
24   Other Administrative                                           $2,799,514
                                                         ----------------------   -------------------
25   Interest                                                      $13,051,556
                                                         ----------------------   -------------------
26   Other Expenses:                                                $2,317,928
                        -----------------------------    ----------------------   -------------------
27 Monthly Network Expenses (non-inventory)                        $38,132,551
   --------------------------------------------------    ----------------------   -------------------
28 Reserve for Doubtful Accounts                                    $1,655,915
   --------------------------------------------------    ----------------------   -------------------
29 Legal Fees                                                       $1,351,293
   --------------------------------------------------    ----------------------   -------------------
30 Amortization of Deferred Stock Compensation                        $734,182
   --------------------------------------------------    ----------------------   -------------------
31 Net loss on sale of assets and investments                       $2,235,627
   --------------------------------------------------    ----------------------   -------------------
32 Other (Income)/Expenses                                         ($1,095,586)
   --------------------------------------------------    ----------------------   -------------------
33
   --------------------------------------------------    ----------------------   -------------------
34
   --------------------------------------------------    ----------------------   -------------------
35       Total Expenses                                           $108,994,940                    $0
                                                         ----------------------   -------------------
36 Subtotal                                                       ($97,326,623)                   $0
                                                         ----------------------   -------------------
37 Reorganization Items:

     Professional Fees                                             ($1,128,535)
                                                         ----------------------   -------------------
38   Provisions for Rejected Executory Contracts
                                                         ----------------------   -------------------
39   Interest Earned on Accumulated Cash from
     Resulting Chp 11 Case                               ----------------------   -------------------

40   Gain or (Loss) from Sale of Equipment                                  $0
                                                         ----------------------   -------------------
41   U.S. Trustee Quarterly Fees
                                                         ----------------------   -------------------
42
   --------------------------------------------------    ----------------------   -------------------
43        Total Reorganization Items                               ($1,128,535)                   $0
                                                         ----------------------   -------------------
44 Net Profit (Loss) Before Federal & State Taxes                 ($98,455,158)                   $0
                                                         ----------------------   -------------------
45   Federal & State Income Taxes
                                                         ----------------------   -------------------
46 Net Profit (Loss)                                              ($98,455,158)                   $0
                                                         ======================   ===================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                 BALANCE SHEET
                            (General Business Case)
                         For the Month Ended     03/31/01
                                              -------------

     Assets
                                                                            From Schedules                 Market Value
      Current Assets                                                        --------------                 ------------
 1         Cash and cash equivalents - unrestricted                                                                         $0
                                                                                                    ---------------------------
 2         Cash and cash equivalents - restricted                                                                     $779,049
                                                                                                    ---------------------------
 3         Accounts receivable (net)                                               A                               $15,885,031
                                                                                                    ---------------------------
 4         Inventory                                                               B                                $3,341,207
                                                                                                    ---------------------------
 5         Prepaid expenses                                                                                        $15,523,210
                                                                                                    ---------------------------
 6         Professional retainers                                                                                           $0
                                                                                                    ---------------------------
 7         Other:
                   ------------------------------------------------------                           ---------------------------
 8
           --------------------------------------------------------------                           ---------------------------
 9                 Total Current Assets                                                                            $35,528,497
                                                                                                    ---------------------------

      Property and Equipment (Market Value)

10         Real property                                                           C                                        $0
                                                                                                    ---------------------------
11         Machinery and equipment                                                 D                              $212,218,504
                                                                                                    ---------------------------
12         Furniture and fixtures                                                  D                                $3,307,936
                                                                                                    ---------------------------
13         Office equipment                                                        D                               $27,460,979
                                                                                                    ---------------------------
14         Leasehold improvements                                                  D                               $12,948,080
                                                                                                    ---------------------------
15         Vehicles                                                                D                                        $0
                                                                                                    ---------------------------
16         Other:                                                                  D
                   ------------------------------------------------------                           ---------------------------
17         Collocation Space and Improvements                                      D                               $90,491,884
           --------------------------------------------------------------                           ---------------------------
18         Software                                                                D                               $61,971,094
           --------------------------------------------------------------                           ---------------------------
19         Capital Lease Assets                                                    D                                $5,863,748
           --------------------------------------------------------------                           ---------------------------
20         Work-In-Process                                                         D                               $15,557,602
           --------------------------------------------------------------                           ---------------------------
21                 Total Property and Equipment                                                                   $429,819,827
                                                                                                    ---------------------------
      Other Assets

22         Loans to shareholders
                                                                                                    ---------------------------
23         Loans to affiliates
                                                                                                    ---------------------------
24         Investments                                                                                                      $0
           --------------------------------------------------------------                           ---------------------------
25         Deposits                                                                                                   $388,304
           --------------------------------------------------------------                           ---------------------------
26
           --------------------------------------------------------------                           ---------------------------
27
           --------------------------------------------------------------                           ---------------------------
28                 Total Other Assets                                                                                 $388,304
                                                                                                    ---------------------------
29                 Total Assets                                                                                   $465,736,628
                                                                                                    ===========================

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                            Liabilities and Equity
                            (General Business Case)

Liabilities From Schedules

   Post-Petition

                                                                            From Schedules                 Market Value
      Current Liabilities                                                   --------------                 ------------
30         Salaries and wages                                                                                              $0
                                                                                                   ---------------------------
31         Payroll taxes
                                                                                                   ---------------------------
32         Real and personal property taxes
                                                                                                   ---------------------------
33         Income taxes
                                                                                                   ---------------------------
34         Sales taxes
                                                                                                   ---------------------------
35         Notes payable (short term)
                                                                                                   ---------------------------
36         Accounts payable (trade)                                               A                                $5,117,552
                                                                                                   ---------------------------
37         Real property lease arrearage
                                                                                                   ---------------------------
38         Personal property lease arrearage
                                                                                                   ---------------------------
39         Accrued professional fees
                                                                                                   ---------------------------
40         Current portion of long-term post-petition debt
           (due within 12 months)                                                                                 $18,319,693
                                                                                                   ---------------------------
41         Other:
                      -------------------------------------------                                  ---------------------------
42         Accrued interest                                                                                       $11,399,833
           ------------------------------------------------------                                  ---------------------------
43
           ------------------------------------------------------                                  ---------------------------
44                 Total Current Liabilities                                                                      $34,837,078
                                                                                                   ---------------------------
45    Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                   ---------------------------
46                 Total Post-Petition Liabilities                                                                $34,837,078
                                                                                                   ---------------------------
   Pre-Petition Liabilities (allowed amount)

47         Secured claims                                                         F                               $90,519,924
                                                                                                   ---------------------------
48         Priority unsecured claims                                              F                                $2,959,312
                                                                                                   ---------------------------
49         General unsecured claims                                               F                              $537,761,173
                                                                                                   ---------------------------
50                 Total Pre-Petition Liabilities                                                                $631,240,409
                                                                                                   ---------------------------
51                 Total Liabilities                                                                             $666,077,487
                                                                                                   ---------------------------
      Equity (Deficit)

52         Retained Earnings/(Deficit) at time of filing                                                        ($788,371,758)
                                                                                                   ---------------------------
53         Capital Stock                                                                                             $134,524
                                                                                                   ---------------------------
54         Additional paid-in capital                                                                            $688,478,048
                                                                                                   ---------------------------
55         Cumulative profit/(loss) since filing of case                                                         ($98,455,158)
                                                                                                   ---------------------------
56         Post-petition contributions/(distributions) or (draws)
                                                                                                   ---------------------------
57         Warrants, Def. Comp. and Other Comprehensive Income and Debt Disc.                                     ($2,126,515)
           ------------------------------------------------------------------                      ---------------------------
58         Market value adjustment
                                                                                                   ---------------------------
59                 Total Equity (Deficit)                                                                       ($200,340,859)
                                                                                                   ---------------------------
60    Total Liabilities and Equity (Deficit)                                                                     $465,736,628
                                                                                                   ===========================

                       SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                                             Accounts Receivable        Accounts Payable          Past Due
Receivables and Payables Agings                            [Pre and Post Petition]      [Post Petition]     Post Petition Debt
-------------------------------                           -------------------------- --------------------  -----------------------
     0 -30 Days                                                          $3,989,592           $5,117,552
                                                          -------------------------- --------------------
     31-60 Days                                                          $8,293,671
                                                          -------------------------- --------------------
     61-90 Days                                                          $7,442,175                                            $0
                                                          -------------------------- --------------------  -----------------------
     91+ Days                                                           $28,619,385
                                                          -------------------------- --------------------
     Total accounts receivable/payable                                  $48,344,823           $5,117,552
                                                          -------------------------- ====================
     Allowance for doubtful accounts                                    $32,459,792
                                                          --------------------------
     Accounts receivable (net)                                          $15,885,031
                                                          ==========================

                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                 Cost of Goods Sold
----------------------------------                                 ------------------
                                     Inventory(ies)
                                       Balance at
                                      End of Month                 Inventory Beginning of Month             $3,455,640
                                     --------------                                              ----------------------
                                                                   Add -
     Retail/Restaurants -
                                                                     Net purchase                             $417,215
       Product for resale                                                                        ----------------------
                               ------------------------------        Direct labor
                                                                                                 ----------------------
                                                                     Manufacturing overhead
     Distribution -                                                                              ----------------------
                                                                     Freight in
       Products for resale                        $3,341,207                                     ----------------------
                               ------------------------------        Other:
                                                                                                 ----------------------

     Manufacturer -                                                ----------------------------  ----------------------

       Raw Materials                                               ----------------------------  ----------------------
                               ------------------------------
       Work-in-progress
                               ------------------------------      Less -
       Finished goods
                               ------------------------------        Inventory End of Month                 $3,341,207
                                                                                                 ----------------------
     Other - Explain                                                 Shrinkage
                               ------------------------------                                    ----------------------
                                                                     Personal Use
     --------------------------                                                                  ----------------------

     --------------------------
         TOTAL                                    $3,341,207       Cost of Goods Sold                         $531,648
                               ==============================                                    ======================

     Method of Inventory Control                                   Inventory Valuation Methods
     ---------------------------                                   ---------------------------
     Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory used.
                 Yes           No   X
                     ------       -------                          Valuation methods -
     How often do you take a complete physical inventory?
                                                                      FIFO cost                        X
         Weekly                                                                                       ---
                           -------                                    LIFO cost
         Monthly                                                                                      ---
                           -------                                    Lower of cost or market
         Quarterly                                                                                    ---
                           -------                                    Retail method
         Semi-annually                                                                                ---
                           -------                                    Other
         Annually            X                                                                        ---
                           -------                                      Explain

Date of last physical inventory was            12/31/00 0:00
                                     ------------------------      ----------------------------------------------------

                                                                   ----------------------------------------------------
Date of next physical inventory is             12/31/01 0:00
                                     ------------------------      ----------------------------------------------------

                           Schedule C
                         Real Property

Description                                                                           Cost                   Market Value
                                                                               --------------------    -------------------------
       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                                    $0                           $0
                                                                               ====================    =========================

                                  Schedule D
                           Other Depreciable Assets

Description                                                                           Cost                   Market Value
                                                                               --------------------    -------------------------
Machinery & Equipment -
       Network Equipment                                                              $275,763,123                 $212,218,504
       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                          $275,763,123                 $212,218,504
                                                                               ====================    =========================
Furniture & Fixtures -
       Furniture & Fixtures                                                             $5,237,330                   $3,307,936
       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                            $5,237,330                   $3,307,936
                                                                               ====================    =========================
Office Equipment -
       Office Equipment                                                                 $4,405,454                   $3,031,528
       ----------------------------------------------------------              --------------------    -------------------------
       Computers                                                                       $31,081,945                  $24,429,451
       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                           $35,487,399                  $27,460,979
                                                                               ====================    =========================
Leasehold Improvements -
       Leasehold Improvements                                                          $15,121,448                  $12,948,080
       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                           $15,121,448                  $12,948,080
                                                                               ====================    =========================
Vehicles -

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------

       ----------------------------------------------------------              --------------------    -------------------------
       Total                                                                                    $0                           $0
                                                                               ====================    =========================

                                  Schedule E
                         Aging of Post-Petition Taxes
                  (As of End of the Current Reporting Period)

Taxes Payable                            0-30 Days          31-60 Days         61-90 Days        91+ Days             Total
                                     ------------------  ------------------ ----------------- ----------------   ----------------
Federal
        Income Tax Withholding                                                                                                $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        FICA - Employee                                                                                                       $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        FICA - Employer                                                                                                       $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Unemployment (FUTA)                                                                                                   $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                   $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
Total Federal Taxes                                 $0                  $0                $0               $0                 $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
State and Local
        Income Tax Withholding                                                                                                $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Unemployment (UT)                                                                                                     $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Disability Insurance (DI)                                                                                             $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Empl. Training Tax (ETT)                                                                                              $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Sales                                                                                                                 $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Excise                                                                                                                $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Real property                                                                                                         $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Personal property                                                                                                     $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                   $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
Total State & Local Taxes                           $0                  $0                $0               $0                 $0
                                     ------------------  ------------------ ----------------- ----------------   ----------------
Total Taxes                                         $0                  $0                $0               $0                 $0
                                     ==================  ================== ================= ================   ================

                                  Schedule F
                           Pre-Petition Liabilities

                                                                                Claimed                Allowed
List Total Claims For Each Classification -                                      Amount               Amount (b)
-------------------------------------------                                -----------------      ----------------
        Secured claims  (a)                                                     $90,519,924           $90,519,924
                                                                           -----------------      ----------------
        Priority claims other than taxes                                         $2,931,519            $2,931,519
                                                                           -----------------      ----------------
        Priority tax claims                                                         $27,793               $27,793
                                                                           -----------------      ----------------
        General unsecured claims                                               $537,761,173          $537,761,173
                                                                           -----------------      ----------------

        (a)     List total amount of claims even if under secured.
        (b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed
                Amount and $3,000,000 as the Allowed Amount.

                                  Schedule G
                           Rental Income Information
                   Not applicable to General Business Cases


                                  Schedule H
                 Recapitulation of Funds Held at End of Month

                                                    Account 1           Account 2         Account 3         Account 4
                                                ------------------  ------------------ ----------------- ----------------
Bank                                            Union Bank          Silicon Valley                       Union Bank
                                                ------------------  ------------------ ----------------- ----------------
Account Type                                    Checking            Checking & CD's                      Checking
                                                ------------------  ------------------ ----------------- ----------------
Account No.                                             700496236   Various CD's                              4570000344
                                                ------------------  ------------------ ----------------- ----------------
Account Purpose                                 Main accts.         CD's for LC's                        Payroll
                                                ------------------  ------------------ ----------------- ----------------
Balance, End of Month                                                        $779,049
                                                ------------------  ------------------ ----------------- ----------------
Total Funds on Hand for all Accounts                     $779,049
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
               Increase/(Decrease) in Cash and Cash Equivalents
                        For the Month Ended    03/31/01
                                            -------------

                                                                               Actual                        Cumulative
                                                                           Current Month                   (Case to Date)
                                                                           -------------                   --------------
     Cash Receipts

 1          Rent/Leases Collected
                                                                       -----------------------          ----------------------
 2          Cash Received from Sales                                               $7,526,820                     $18,953,994
                                                                       -----------------------          ----------------------
 3          Interest Received                                                          $7,804                         $93,307
                                                                       -----------------------          ----------------------
 4          Borrowings                                                            $19,140,288                     $24,940,288
                                                                       -----------------------          ----------------------
 5          Funds from Shareholders, Partners, or Other Insiders
                                                                       -----------------------          ----------------------
 6          Capital Contributions                                                      $1,550                          $2,172
                                                                       -----------------------          ----------------------
 7          Prepayment return                                                        $249,663                      $2,464,326
            --------------------------------------------------------   -----------------------          ----------------------
 8          Other                                                                     $22,568                         $97,581
            --------------------------------------------------------   -----------------------          ----------------------
 9          Proceeds from Sales of Assets (Computers/Furn/Lines)                   $1,512,059                      $5,160,807
            --------------------------------------------------------   -----------------------          ----------------------
10
            --------------------------------------------------------   -----------------------          ----------------------
11
            --------------------------------------------------------   -----------------------          ----------------------
12                Total Cash Receipts                                             $28,460,751                     $51,712,474
                                                                       -----------------------          ----------------------
     Cash Disbursements
                                                                       -----------------------
13          Payments for Inventory                                                   $447,609                        $986,839
                                                                       -----------------------          ----------------------
14          Selling                                                                   $13,409                         $13,409
                                                                       -----------------------          ----------------------
15          Administrative                                                         $5,745,530                      $8,462,886
                                                                       -----------------------          ----------------------
16          Capital Expenditures                                                                                     $255,589
                                                                       -----------------------          ----------------------
17          Principal Payments on Debt                                             $6,620,595                      $6,620,595
                                                                       -----------------------          ----------------------
18          Interest Paid                                                                                          $1,484,535
                                                                       -----------------------          ----------------------
            Rent/Lease:

19                Personal Property
                                                                       -----------------------          ----------------------
20                Real Property                                                      $470,590                      $1,320,822
                                                                       -----------------------          ----------------------
            Amount Paid to Owner(s)/Officer(s)
                                                                                                        ----------------------
21                Salaries                                                           $402,676                        $732,259
                                                                       -----------------------          ----------------------
22                Draws
                                                                       -----------------------          ----------------------
23                Commissions/Royalties
                                                                       -----------------------          ----------------------
24                Expense Reimbursements                                             $109,909                        $218,100
                                                                       -----------------------          ----------------------
25                Other
                                                                       -----------------------          ----------------------
26          Salaries/Commissions (less employee withholding)                       $3,518,081                     $11,987,231
                                                                       -----------------------          ----------------------
27          Management Fees
                                                                       -----------------------          ----------------------
            Taxes:
28                Employee Withholding                                             $1,868,522                      $4,686,401
                                                                       -----------------------          ----------------------
29                Employer Payroll Taxes                                             $683,263                      $1,467,228
                                                                       -----------------------          ----------------------
30                Real Property Taxes
                                                                       -----------------------          ----------------------
31                Other Taxes                                                                                         $41,392
                                                                       -----------------------          ----------------------
32          Other Cash Outflows:
                                                                       -----------------------          ----------------------
33                Network Expenses (ILEC & CLEC)                                  $15,625,346                     $42,298,179
                  --------------------------------------------------   -----------------------          ----------------------
34                Prepaid Expenses                                                     $1,745                      $1,778,428
                  --------------------------------------------------   -----------------------          ----------------------
35                Mechanic Lien Clearance                                            $414,599                        $440,392
                  --------------------------------------------------   -----------------------          ----------------------
36
                  --------------------------------------------------   -----------------------          ----------------------
37
                  --------------------------------------------------   -----------------------          ----------------------
38                Total Cash Disbursements:                                       $35,921,873                     $82,794,284
                                                                       -----------------------          ----------------------
39   Net Increase (Decrease) in Cash                                              ($7,461,122)                   ($31,081,810)
                                                                       -----------------------          ----------------------
40   Cash Balance, Beginning of Period                                             $8,240,171                     $31,860,859
                                                                       -----------------------          ----------------------
41   Cash Balance, End of Period                                                     $779,049                        $779,049
                                                                       =======================          ======================

NorthPoint Communications, Inc.
Payments to Officers
March, 2001

                                  March                March
                                   2001           Expense Reports                   Total
                              -----------------------------------------     -----------------------
Michael Malaga                     68,140.85                         0                  $68,140.85
Liz Fetter                         83,140.85                         0                  $83,140.85
Mike Parks                         58,333.34                         0                  $58,333.34
Shelley Archambeau                 52,884.51                    116.85                  $53,001.36
Mike Glinsky                       23,838.03                         0                  $23,838.03
                              ---------------     ---------------------     -----------------------
                                  286,337.58                    116.85                  286,454.43
                              ===============     =====================     =======================

NorthPoint Communications, Inc.
March, 2001 payments on pre-petition debt

Payee Name               Date Paid       Amount Paid
--------------------------------------------------------

Ray Testa                  3/1/2001        $855.39
Shellye Archambeau         3/2/2001        $116.85
Jordan Owens               3/6/2001         $26.19
Andy Freckmann             3/7/2001         $17.00
Charles Drinkard           3/7/2001        $215.90
Jay Upadhyaya              3/7/2001        $229.25
Marcia Johnson             3/7/2001         $54.89
Michael Breineder         3/12/2001        $149.45
Steven Smith              3/12/2001        $276.07
Maria Menefee             3/13/2001      $1,245.90
Sharon Gallagher          3/15/2001        $461.48
Christina Canady          3/16/2001        $136.82
Mark O'Brien              3/16/2001        $293.76
Tom Kortizija             3/16/2001        $140.32
Paul Montgomery           3/29/2001        $159.25